UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): July 23, 2003


                        JACK HENRY & ASSOCIATES, INC.
            ------------------------------------------------------
            (Exact name of Registrant as specified in its Charter)


          Delaware                   0-14112                   43-1128385
 ----------------------------  ------------------------   -------------------
 (State or Other Jurisdiction  (Commission File Number)      (IRS Employer
      of Incorporation)                                   Identification No.)

                663 Highway 60, P.O. Box 807, Monett, MO 65708
              --------------------------------------------------
              (Address of principal executive offices)(zip code)


     Registrant's telephone number, including area code:   (417) 235-6652

 Item 7.   Financial Statements and Exhibits.

      (c)  Exhibits

           99.1 Press release dated July 23, 2003.


 Item 12.       Results of Operations and Financial Condition.

      On July 23, 2003, Jack Henry & Associates, Inc. issued a press release announcing 2003 fourth quarter and fiscal year results, the text of which is attached hereto as Exhibit 99.1.



                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                          Date: July 23, 2003
                          JACK HENRY & ASSOCIATES, INC.
                          (Registrant)

                          By: /s/ Kevin D. Williams
                          -------------------------
                          Kevin D. Williams
                          Chief Financial Officer